Marketable Securities	12 Months Ended
Dec. 31, 2023
Marketable Securities

7.	Marketable Securities

Company has certain financial investments set apart from cash and cash equivalents due to specific characteristics of these securities. The amount R$777 is comprised of R$760 (including the positive effect of the derivative in the amount of R$20) referring to the remaining interest of 13.31 % in Grupo Éxito (note 1.2) and R$17 in CDB (Bank Deposit Certificate).

On January 23, 2024, GPA liquidated the remaining interest in Grupo Éxito corresponding to 13.31%, by receiving US$156 (corresponding to R$789 on this date net of the derivative), (note 1.2).